UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 15, 2021
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Applied Bank Blvd, Suite 300, Glen Mills, Pennsylvania 19342
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 15, 2021 (the “Closing Date”), Axalta Coating Systems Ltd. (the “Company”), through its wholly-owned subsidiary, Axalta Coating Systems UK Holding Limited (“Axalta UK”), completed its previously-announced acquisition (the “Acquisition”) of one hundred percent (100%) of the share capital of U-POL Holdings Limited (“U-POL”).
As previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 7, 2021 (the “Prior 8-K”), on July 6, 2021, Axalta UK entered into a Sale and Purchase Agreement and a Minority Sale and Purchase Agreement (together, the “Agreements”), whereby Axalta UK agreed to acquire U-POL in the Acquisition for £428 million in cash, subject to limited adjustments as described in the Agreements, and the Company agreed to guarantee the obligations of Axalta UK under the Agreements. As disclosed in the Prior 8-K, completion of the Acquisition was subject to clearance under applicable antitrust laws and other customary closing requirements (the “Conditions”).
On the Closing Date, the last of the Conditions was satisfied and the Acquisition was completed pursuant to the terms of the Agreements. The sellers in the Acquisition consisted of affiliates of Graphite Capital Management LLP, an affiliate of Dunedin LLP and certain current and former U-POL employees and management.
The foregoing description of the Agreements and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.
Item 7.01. Regulation FD Disclosure.
On September 15, 2021, the Company issued a press release announcing the completion of the Acquisition. The press release is furnished as Exhibit 99.1 hereto. The information furnished with this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	September 15, 2021	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer